UNITED STATES
		               	SECURITIES AND EXCHANGE COMMISSION
			                     WASHINGTON, D.C. 20549

                       				   FORM 8-K

                       				CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)        April 21, 1999


                  			 TELLABS, INC.
	  (Exact name of registrant as specified in its charter)


 Delaware                          0-9692                36-3831568
(State or other jurisdiction    (Commission           (IRS employer
 of incorporation)               file number)          identification no.)


  4951 Indiana Avenue, Lisle, Illinois            60532
(Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code      (630) 378-8800


                   				      N/A
	 (Former name or former address, if changed since last report)

Item 5.  Other Events

Tellabs, Inc. (the "Company") has announced that its Board of Directors declared a two-for-one stock split of the Company's common shares. New shares will be issued on May 17, 1999 to stockholders of record on May 3, 1999.

Further details of this action and other matters are contained in the press release of Tellabs, Inc. dated April 21, 1999 attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

  (c) Exhibits
      Exhibit 99.1 - Press Release of Tellabs, Inc. dated April 21, 1999

				SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					     TELLABS, INC
Date: April 22, 1999                By: /s Robert E. Swininoga
      --------------                    -----------------------
					Robert E. Swininoga
					Vice President and
					Principal Accounting Officer

				Exhibit Index

Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated April 21, 1999